UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2008
PEERLESS MFG. CO.
(Exact Name Of Registrant As Specified In Charter)

Texas	001-33453	75-0724417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14651 North Dallas Parkway, Suite 500
Dallas, Texas 75254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 357-6181

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On July 1, 2008, Peerless Mfg. Co. issued a press release announcing that it will hold a special shareholder meeting on August 14, 2008 at 10:00 a.m., Dallas, Texas time. At the meeting, Peerless shareholders will be asked to approve a reorganization of Peerless into a Delaware holding company structure. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Peerless Mfg. Co. press release dated July 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS MFG. CO.
By:	/s/ Henry G. Schopfer, III
Henry G. Schopfer, III
Chief Financial Officer

Date: July 1, 2008